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                                                                    EXHIBIT 99.2

                  PROXY FOR ANNUAL MEETING ON AUGUST 14, 1996

HORIZON BANCORP, INC.
P. O. BOX D
BECKLEY, WEST VIRGINIA 25802-2803
THIS PROXY IS SOLICITED BY MANAGEMENT AT THE DIRECTION OF THE BOARD OF DIRECTORS OF HORIZON BANCORP, INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE


    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Shareholder of Horizon Bancorp, Inc. ("Horizon"), Beckley, West Virginia, do hereby nominate, constitute and appoint Carolyn H. McCulloch and Rodney H. Pack or any one of them, as my true and lawful attorney with full power of substitution, for me and in my name, place and stead, to vote all the capital stock of said corporation standing in my name on its books at the close of business on June 28, 1996 at the Annual Meeting of Shareholders to be held August 14, 1996 at 4:00. p.m., Local Time, at The Greenbrier, White Sulphur Springs, West Virginia, or at any adjournment or adjournments of said meeting, with all the powers the undersigned would possess if personally present, as follows:



1. Election of Directors
  ____  FOR ALL NOMINEES LISTED BELOW
  ____  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW
   ____ FOR ALL NOMINEES LISTED BELOW EXCEPT THOSE FOR WHOM I CHOOSE TO WITHHOLD AUTHORITY TO VOTE AS INDICATED BELOW (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that name in the space provided.)
                                 ----------------------------------------------


John M. Alderson, IV
Phillip W. Cain
W. H. File, III
David W. Hambrick
Frank S. Harkins, Jr.
Tracy W. Hylton, II
Robert L. Kosnoski
Thomas E. Lilly
Carolyn H. McCulloch
Philip L. McLaughlin
Harper W. Nelson
Rodney H. Pack
E. M. Payne III
R. T. Rogers
James E. Songer
Albert M. Tieche, Jr.
E. A. Tuckwiller, Jr
Earl R. Turner

  ____  TO WITHHOLD POWER TO CUMULATE VOTES

2. A proposal to amend the Articles of Incorporation by increasing the authorized capital stock from $5,000,000 being 5,000,000 shares of the par value of $1.00 each, to $20,000,000 being 20,000,000 shares of the par value of $1.00 each.

                ____  FOR       ____  AGAINST       ____  ABSTAIN


3. A proposal to approve the appointment by the Board of Directors of Ernst & Young LLP as Independent Auditors for Horizon Bancorp, Inc. for the year 1996.


                ____  FOR       ____  AGAINST       ____  ABSTAIN
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4. A proposal to approve and ratify the proposed merger of Twentieth Bancorp,
   Inc. ("Twentieth") with and into Horizon in accordance with the terms and conditions of the Plan of Merger and Reorganization by and between Twentieth and Horizon dated February 6, 1996.

                ____  FOR       ____  AGAINST       ____  ABSTAIN

5. Any other business which may properly be brought before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES, "FOR" THE CHARTER AMENDMENT, "FOR" THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR HORIZON BANCORP, INC., AND "FOR" THE MERGER OF TWENTIETH BANCORP, INC. WITH AND INTO HORIZON BANCORP, INC. IF ANY SHARES ARE VOTED CUMULATIVELY FOR THE ELECTION OF DIRECTORS, THE PROXIES, UNLESS OTHERWISE DIRECTED, SHALL HAVE FULL DISCRETION AND AUTHORITY TO CUMULATE THEIR VOTES AND VOTE FOR LESS THAN ALL SUCH NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

THIS PROXY IS SOLICITED BY MANAGEMENT AT THE DIRECTION OF THE BOARD OF DIRECTORS OF HORIZON BANCORP, INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                                            Dated:  , 1996

                                            Number of persons who will attend
                                            the Annual Meeting:

                                            ------------------------------------
                                                 (Signature of Shareholder)

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                                                 (Signature of Shareholder)

                                            When signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title. If more than
                                            one trustee, all should sign. ALL
                                            JOINT OWNERS MUST SIGN. If a
                                            corporation, please sign full
                                            corporate name by President or other
                                            authorized officer. If a
                                            partnership, please sign partnership
                                            name by authorized person.